December 8, 1999

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund ("The Fund"). The Fund is managed to be diversified through high quality common stocks. Our belief is that strong long-term growth comes through diversification in different sectors. Three of the sectors are technology, finance and healthcare. We seek reasonably valued stocks for all our investments that are poised for long-term growth. We have highlighted four stocks that are currently held in The Henssler Equity Fund.

Dell Computer Corporation (DELL) is the leading seller in the world of personal computers. Considered the pioneer in the direct marketing concept, the company's daily sales of computers are in excess of $35 million (just on the Internet). PC demand continues to accelerate hand-in-hand with the growth of the Internet. Dell, with its consistent notoriety of offering the highest quality products, continues to boast phenomenal sales and earnings growth well in excess of 30%, annually, and is expected to continue at this rate over the next 5 years. The company has almost $6 billion, or roughly half its assets in cash, and no net debt. Dell continues to generate more than $1 billion in cash per quarter with virtually no inventory on its books. Despite the PC market's commoditization and subjectivity to falling component prices, Dell has been able to emerge as a leader with a recognized brand name and reputation for quality. Dell is a well-run company, boasting high scores for financial strength and earnings predictability. We regard Dell as a long-term holding for the technology portion of our portfolio.

Microsoft Corporation (MSFT) is the largest company in the world in terms of market capitalization. Recognized as a leader in the software industry with popular products such as Windows and Microsoft Office, the company is also at the forefront of shaping the future of the Internet. With an estimated nearly $20 billion in cash on hand, Microsoft is using its capital to spur investment in many new technologies. It is our opinion that market leaders such as Microsoft, armed with technical know-how and a solid financial position, will play key roles in technological innovation and remain on the cutting edge of their respective industries. A `watch list' stock for many months, we were fortunate to have begun accumulating shares during a recent decline. We regard shares of Microsoft as a key long-term holding.

SouthTrust Bank is a leading, rapidly growing regional bank, which operates in the southeastern United States. During the summer of 1999, The Fund sold its position in Regions Bank Corp (RGBK) in favor of SouthTrust (SOTR). SouthTrust boasts one of the highest growth rates in the industry. Benefiting from the continued boom in commercial construction, SOTR has a loan portfolio of high credit quality commercial clientele, along with a thriving residential business. Shares of SouthTrust, like other financials, came under pressure in late summer/early fall, and we took advantage of that by increasing our position. We are confident in SouthTrust's strong financial position, its ability to manage interest rate risk, and its proven management team. With trading at 13 times next year's earnings and less than 3 times book value, in our opinion, this growth stock is a reasonable value in today's market.

State Street Bank (STT) is a Boston based financial services company. While the company's name may lead one to believe they are "just another bank," State Street Bank is actually divesting itself of its banking division. In fact, State Street Bank is a unique play in the financial sector in that they serve as custodian and bookkeeping provider to asset management, mutual fund, and money management firms. Their business is almost entirely fee-based, which makes them less vulnerable to interest rate risk. State Street Bank has the potential to benefit from continued net-inflows into mutual funds. During times when investors rotate their money from one fund to another, State Street Bank is still able to generate revenue as State Street Bank bills its clients on a percentage of assets. State Street Bank serves as the custodian for approximately $5 trillion. Trading at a respectable 20 times earnings with a 14-16% projected annual growth rate, State Street Bank represents a compelling value.

The information concerning Dell Computer Corporation, Microsoft Corporation, SouthTrust Bank, and State Street Bank is as of the date of this letter. Investments and our views are subject to change at any time.

We are pleased to report that the turnover for The Fund's holdings was only thirteen percent (13%) through October 31, 1999. We strongly believe that money should be managed in the most tax-efficient manner possible. Two of the highest costs incurred by investors in mutual funds are taxable income (in the form of recognized capital gains and dividends), and the costs that result from high portfolio turnover, i.e., frequent stock trading. As capital gain distributions and dividends are earned, they become detrimental to an investor's real returns, when tax implications are considered. In addition, the turnover harms an investor's returns when transaction costs are considered. Although portfolio turnover and capital gains considerations do not limit our investment choices, we attempt to minimize turnover, and offset capital gains with capital losses whenever possible. This strategy is designed to make The Fund as tax-efficient as possible for you, the investor.

Many computer systems used today cannot recognize, calculate or accurately process date-related information on or after January 1, 2000, due to the manner in which such systems encode the year 2000. We are currently in the final phases of implementing our Year 2000 readiness plan. As part of our plan, we have updated our systems to ensure, as much as possible, that they process Year 2000 dates correctly. In addition, we have asked our vendors to keep us informed of the status of their Year 2000 preparations to ensure that their services to The Fund should not negatively impact Year 2000 related problems. While we are taking steps to reduce the risks associated with Year 2000 computer problems, our internal systems and/or the systems of our service providers might still be adversely affected by Year 2000 related problems. Any such problems could adversely affect The Fund. We will continue to inform you about the Year 2000 preparations.

If you would like to receive periodic information regarding The Fund, we encourage you to visit our website often at www.hensslerfunds.com and review The Henssler Equity Fund link from time to time. Each quarter we provide details on our top 10 holdings, industry allocation, and other statistics. Our website, when applicable, will also provide information on media appearances by The Fund's staff, and links to articles in which the Fund's staff has been quoted.

On behalf of the board of directors and our staff, we thank you for the trust and confidence you have shown us by investing in The Henssler Equity Fund.

Yours very truly,

Gene W. Henssler, Ph.D.

THE HENSSLER EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                             OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        -----------------------
COMMON STOCK -- 99.58%
CONSUMER CYCLICAL -- 1.72%
The Walt Disney Corp.                                     8,300         218,912
Genuine Parts Co.                                         4,065         105,944
                                                                   ------------
                                                                        324,856
                                                                   ------------
CONSUMER STAPLES -- 15.65%
Anheuser-Busch Companies, Inc.                            5,285         379,529
Gillette Co.                                              5,410         195,774
Kimberly Clark Corp.                                      5,485         346,241
Newell Co.                                                6,835         236,662
Pepsico, Inc.                                            17,575         609,633
Phillip Morris Co.                                       13,585         342,172
Procter & Gamble Co.                                      4,035         423,171
Sysco Corp.                                              10,825         416,086
                                                                   ------------
                                                                      2,949,268
                                                                   ------------
ENERGY -- 7.01%
Mobil Corp.                                               5,285         510,002
Repsol SA ADR                                            10,885         223,143
Royal Dutch Petroleum Co.                                 5,680         340,445
Schlumberger, LTD                                         4,100         248,306
                                                                   ------------
                                                                      1,321,896
                                                                   ------------
FINANCIALS -- 18.35%
American International Group, Inc.                        6,456         664,564
Banc One Corp.                                            5,725         215,045
Charter One Financial, Inc.                               8,785         215,782
Fannie Mae                                                8,130         575,197
J. P. Morgan & Co. Inc.                                   2,845         372,339
Jefferson Pilot Corp.                                     6,275         471,017
MBNA Corp.                                               14,842         410,010
Southtrust Corp.                                          5,550         222,000
State Street Corp.                                        4,100         312,112
                                                                   ------------
                                                                      3,458,066
                                                                   ------------

HEALTH -- 15.62%
Abbott Laboratories                                       5,735         231,551
American Home Products Corp.                              5,300         276,925
Amgen, Inc.*                                              2,700         215,325
Bristol-Myers Squibb Co.                                  5,340         410,179
Johnson & Johnson                                         5,385         564,079
Merck & Co.                                               5,490         436,798
Pharmacia & Upjohn, Inc.                                  2,800         151,025
Schering Plough Corp.                                     5,420         268,290
Shared Medical Systems Corp.                              5,350         201,962
Watson Pharmaceuticals, Inc.*                             5,900         187,325
                                                                   ------------
                                                                      2,943,459
                                                                   ------------

INDUSTRIAL CYCLICALS -- 9.29%
Deere & Co.                                               6,665         241,606
General Electric Co.                                      2,595         351,785
Nucor Corp.                                               4,065         210,872
Paccar, Inc.                                              5,400         254,475
Potash Corporation of Saskatchewan, Inc.                  4,350         192,216
Valspar Corp.                                             5,535         167,088
Vulcan Materials Co.                                      8,035         331,946
                                                                   ------------
                                                                      1,749,988
                                                                   ------------
RETAIL -- 6.55%
Albertson's, Inc.                                         3,945         143,253
Dayton Hudson Corp.                                       5,285         341,543
Home Depot, Inc.                                          4,180         315,590
Ross Stores, Inc.                                        14,270         294,319
Walgreen Co.                                              5,570         140,294
                                                                   ------------
                                                                      1,234,999
                                                                   ------------

TECHNOLOGY -- 21.31%
Applied Materials, Inc.*                                  8,050         722,991
Cisco Systems, Inc.*                                      5,400         399,600
Computer Associates International, Inc.                   6,840         386,460
Dell Computer Corp.*                                      5,400         216,675
Equifax, Inc.                                            13,580         366,660
Hewlett-Packard Co.                                       2,685         198,858
Intel Corp.                                               8,170         632,664
Lucent Technologies, Inc.                                 5,490         352,733
Microsoft Corp.*                                          2,700         249,919
Oracle Corp.*                                            10,290         489,418
                                                                   ------------
                                                                      4,015,978
                                                                   ------------
TELECOMMUNICATIONS  -- 4.08%
AT & T Corp.                                              6,000         280,500
CenturyTel, Inc.                                          6,472         261,712
Vodafone Group PLC ADR                                    4,725         226,505
                                                                   ------------
                                                                        768,717
                                                                   ------------

TOTAL COMMON STOCK (COST $16,798,974)                                18,767,227

REPURCHASE AGREEMENTS -- 0.45%
Fifth Third Bank, 4.66%, dated 10/29/99, due 11/01/99,
repurchase price $84,181 (collateralized by FNMA Pool
#313140, 7.50%, due 09/01/11, market value $86,779
(Cost $84,148)                                                           84,148
                                                                   ------------

TOTAL INVESTMENTS (COST $16,883,122) -- 100.03%                      18,851,375
LIABILITIES IN EXCESS OF OTHER ASSETS, NET -- (.03)%                     (5,693)
                                                                   ------------

NET ASSETS -- 100%                                                   18,845,682
                                                                   ============

*Non-income producing investment
ADR-American Depository Receipt

THE HENSSLER EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                 OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market (identified cost $16,883,122)          $ 18,851,375
     Cash                                                                   788
     Receivables:
          Dividends and interest                                         12,308
          Fund shares sold                                                   88
                                                                   ------------
                Total assets                                         18,864,559
                                                                   ------------
LIABILITIES:
    Payables:
          Fund shares purchased                                             675
          Due to advisor                                                 18,202
                                                                   ------------
                Total liabilities                                        18,877
                                                                   ------------

NET ASSETS                                                         $ 18,845,682
                                                                   ============
NET ASSETS CONSIST OF:
    Common stock                                                   $  1,574,547
    Additional capital paid - in                                     15,365,195
    Undistributed net investment income                                   9,656
    Accumulated realized loss on investments                            (71,969)
    Net unrealized gain on investments                                1,968,253
                                                                   ------------

Net Assets, for 1,574,547 shares outstanding                       $ 18,845,682
                                                                   ============

Net Asset Value, offering and redemption price per share           $      11.97
                                                                   ============

See notes to financial statements.

THE HENSSLER EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 1, 1999 THROUGH OCTOBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                          $   6,849
    Dividends                                                           110,405
                                                                      ---------
               Total investment income                                  117,254
                                                                      ---------
EXPENSES:
    Investment advisory fees                               43,999
    Administration fee                                     61,598
                                                        ---------
           Total expenses                                 105,597
                                                        ---------

    Net investment income                                                11,657
                                                                      ---------
REALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                      (75,898)
    Net change in unrealized appreciation
       on investments                                     404,243
                                                        ---------
    Net gain on investments                                             328,345
                                                                      ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 340,002
                                                                      =========

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Period Ended
                                                           October 31, 1999   Period Ended
                                                              (Unaudited)    April 30, 1999*
                                                             ------------     -----------
Operations:
     Net investment income                                   $     11,657          12,747
     Net realized gain (loss) on investments                      (75,898)          3,929
     Net change in unrealized appreciation on investments         404,243       1,564,010
                                                             ------------     -----------
Net increase in net assets resulting from operations              340,002       1,580,686
                                                             ------------     -----------
Distributions to shareholders from:
     Net investment income                                             --         (14,748)
                                                             ------------     -----------
Capital Share Transactions:
     Proceeds from shares sold                                  6,403,256      14,897,761
     Proceeds from shares issued to holders in
        reinvestment of dividends                                      --          14,749
     Cost of shares redeemed                                   (3,577,446)       (798,578)
                                                             ------------     -----------
Increase in net assets from Fund share transactions             2,825,810      14,113,932
                                                             ------------     -----------

Increase in net assets                                          3,165,812      15,679,870

NET ASSETS:
     Beginning of period                                       15,679,870              --
                                                             ------------     -----------
     End of period                                           $ 18,845,682         782,109
                                                             ============     ===========

* The Henssler Equity Fund commenced operations on June 10, 1998.

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                FOR THE PERIOD
                                                     ENDED        FOR THE PERIOD
                                               OCTOBER 31, 1999       ENDED
                                                  (UNAUDITED)    APRIL 30, 1999*
                                                 -------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.74      $    10.00
                                                   ----------      ----------
        Income From Investment Operations:
        Net investment income                            0.01            0.02
        Net gains (losses) on securities
           (both realized and unrealized)                0.22            1.74
                                                   ----------      ----------
             Total from investment operations            0.23            1.76
                                                   ----------      ----------
        Distributions:
        Net investment income                              --           (0.02)
                                                   ----------      ----------

NET ASSET VALUE, END OF PERIOD                     $    11.97      $    11.74
                                                   ==========      ==========

TOTAL RETURN                                            1.96%          17.57%

RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period (in 000s)        $   18,846      $   15,680
        Ratio of expenses to average net assets          1.2%1          1.20%1
        Ratio of net investment income
          to average net assets                         0.13%1          0.17%1
        Portfolio turnover rate                           13%             14%

* The Henssler Equity Fund commenced operations on June 10, 1998.
1 Annualized

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1999

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Henssler Equity Fund (the "Company") was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize long-term capital appreciation and safety of principal. The Fund became effective with the SEC on June 8, 1998 and commenced operations on June 10, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Henssler Asset Management, LLC (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realize capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1999

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED)

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ form those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                               PERIOD ENDED       PERIOD ENDED
                                             OCTOBER 31, 1999    APRIL 30, 1999
                                             ----------------    --------------
     Sold .................................       546,584          1,404,150
     Reinvested ...........................            --              1,323
     Redeemed .............................      (307,416)           (70,094)
                                                 --------         ----------

     Net Increase .........................       239,168          1,335,379
                                                 ========         ==========

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended October 31, 1999, were as follows:

     Purchases:                                                  $5,339,655
     Sales:                                                       2,257,501

     At October 31, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation ....................................         $ 2,941,987
     (Depreciation) ..................................            (973,734)
                                                               -----------

     Net appreciation on investments .................           1,968,253

THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1999

3.   INVESTMENT TRANSACTIONS-(CONTINUED)

     At October 31, 1999, the cost of investments for federal income tax purposes was $16,883,122.


4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into a Management Agreement with Henssler Asset Management, LLC (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets. For the period ended October 31, 1999, the Advisor received advisory fees of $43,999.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% as applied to the Fund's daily net assets. For the period ended October 31, 1999, the Advisor received fees of $61,598.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

     Certain directors and officers of the Fund are directors and officers of the Advisor.